                                                                   EXHIBIT 10.2e

                  AMENDED AND RESTATED CAPITAL EXPENDITURE NOTE


EXECUTED AS OF THE 31ST OF OCTOBER, 2001                    AMOUNT $1,076,500.00


     FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ONE MILLION SEVENTY-SIX THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($1,076,500.00), together with interest from and after the date hereof on the unpaid principal balance outstanding at the Prime Rate plus Three-Fourths Percent (0.75%), as the same changes in accordance with this Note, or as otherwise set forth in the Loan and Security Agreement between Borrower and Lender dated July 31, 2000, as amended ("Loan Agreement").

     This Amended and Restated Capital Expenditure Note ("Note") is a Capex Note referred to in, and is issued pursuant to, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. This Note is issued and accepted not in payment or satisfaction, but as an amendment and restatement, of that certain Capital Expenditure Note dated July 31, 2000 issued by HEI, Inc. and payable to the order of the Lender in the original principal amount of $1,665,000 (the "Original Note"). All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by LaSalle National Bank at its office in Chicago, Illinois, from time to time as its Prime Rate for commercial loans and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. The Prime Rate as of the date of this Note is Five and One-Half Percent (5.50%) per annum and, accordingly, the interest rate in effect hereunder as of the date hereof, expressed in simple interest terms, is Six and One-Fourth Percent (6.25%). After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a business day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last business day immediately preceding the date hereof. Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. If any Event of Default shall occur then, at Lender's option, the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at a variable rate per annum equal to the default rate set forth in the Loan Agreement until either the Event of Default is cured with Lender's permission and to Lender's satisfaction or the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the Highest Lawful Rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     Regardless of any provision contained herein, the holder hereof shall never be entitled to receive, collect, or apply as interest on this Note, any amount in excess of the Highest Lawful Rate and, in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the Undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Undersigned and the holder hereof shall, to the maximum extent permitted under applicable law, (a) treat all advances hereunder as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term hereof; provided that, if the principal hereof is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the holder hereof shall refund to the Undersigned the amount of such excess, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. As used herein, the term the "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which the holder hereof is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges made in connection with this Note.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

     (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on November 1, 2001, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

     (b) Commencing on November 1, 2001, and continuing on the first day of each month thereafter until the principal balance of this Note is paid in full, principal payments in the amount of TWENTY-SEVEN THOUSAND SEVEN HUNDRED FIFTY AND 00/100 DOLLARS ($27,750.00) each;



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



     (c) On August 1, 2005, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

Any payments applied to principal under this Note are intended to permanently reduce the outstanding amount of the Note and may not be re-borrowed. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement. Borrower may voluntarily prepay this Note in whole at any time, from time to time, provided that such prepayment shall be made together with accrued interest on the principal amount so prepaid at the prepayment date plus the early termination fee as set forth in the Loan Agreement.

     The occurrence of an Event of Default under the Loan Agreement, including the failure to pay any installment of principal or interest in full on the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed Fifteen Percent (15%) of such principal and interest, and court costs.

     Borrower represents and warrants that the proceeds of this note are to be used by Borrower exclusively for non-consumer purposes.

     Time is of the essence of this Note. To the fullest extend permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.



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


     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the date first above written.



                                       HEI, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO


                                       CROSS TECHNOLOGY, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO

ACKNOWLEDGMENT OF SIGNATURE

STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, CFO of HEI, Inc., known to me to be the same person whose name is subscribed to the foregoing Capital Expenditure Note, and acknowledged to me that he executed and delivered the foregoing Capital Expenditure Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of October, 2001.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------


STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of Cross Technology, Inc., known to me to be the same person whose name is subscribed to the foregoing Capital Expenditure Note, and acknowledged to me that he executed and delivered the foregoing Capital Expenditure Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of October, 2001.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------





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